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                                                                    EXHIBIT 10.5

                          DEFERRED COMPENSATION PLAN

Vitria Technology, Inc. a California Corporation (hereinafter referred to as the "Corporation"), hereby establishes the Deferred Compensation Plan (the "Plan") effective as of November 1, 1998.

The plan is intended to provide a mechanism whereby certain of the highly compensated and select management employees of the company may defer compensation and have such amounts, together with credited earnings, if applicable, paid out upon the participants retirement, death, disability or other termination of service with the company and upon certain other specified events. In addition the company intends that this Plan provide the eligible employees with deferred compensation benefits in addition to the benefits provided under the Vitria Technology, Inc. Savings Plan (the "401(k) Plan") in cases where the benefits under the 401(k) Plan may be limited by applicable provisions of the Internal Revenue Code of 1986 (the "Code"), as amended. The company intends that the Plan shall not be treated as "funded" plan for purposes of either the Code or the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

1.  DEFINITION OF TERMS
    -------------------

Certain words and phrases are defined when first used in later paragraphs of this Agreement. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:

(a)  Accrued Benefit: The sum of all Deferred Amounts and any corporate
     ---------------
     Contributions credited to the Employee's Retirement Plan Account and due and owing to the Employee or any beneficiaries pursuant to this Agreement, together with Earnings Adjustments thereto calculated as set forth in paragraph 4 hereof, minus any distributions hereunder.

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(b)  Affiliate:  Any corporation, partnership, joint venture, association, or
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     similar organization or entity, the employees of which would be treated as employed by the Corporation under Section 414(b) and 414(c) of the Code.

(c)  Agreement: this Agreement, together with any and all amendments or
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     supplements thereto.

(d)  Code: The Internal Revenue Code of 1986, as amended or as it may be amended
     ----
     from time to time.

(e)  Compensation: Total salary and bonus of the Employee paid or accrued by the
     ------------
     Corporation.

(f)  Corporate Match: Additional amounts credited to the Employee's Retirement
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     Account by the Corporation the timing and amount of which is subject to the
     Corporations discretion.

(g)  Deferred Amounts: The portion of Compensation the employee has elected to
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     defer.

(h)  Early Retirement Date: The date the Employee attains Sixty (60) years of
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     age.

(i)  Effective Date: The date of the execution of this Agreement.
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(j)  Employee: An eligible highly compensated and or a key employee of the
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     company selected by the Company to participate in the plan.

(k)  Plan Year: The Calendar year.
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(l)  Investment Indices: The portfolios chosen by the Corporation to determine
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     the Earnings Adjustments to Employee's Retirement Account.

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(m)  Normal Retirement Date: The date the Employee attains sixty-five (65) years
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     of age.

(n)  Retirement Account: Book entries maintained by the Corporation reflecting
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     Deferred Amounts, Corporate Contributions and Earnings Adjustments thereon;
     provided, however, that the existence of such book entries and the Retirement Account shall not create and shall not be deemed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, designated beneficiary, or other beneficiaries under this Agreement.

2.  DEFERRED COMPENSATION
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Commencing on the Effective Date, and continuing through the date on which the
Employee's employment terminates for any reason or no reason, the Employee shall be entitled to elect to defer up to 70% of the salary Compensation that the Employee would otherwise be entitled to receive from the Corporation in each Plan Year subject to such minimum deferral amounts that may be imposed by the corporation for a given plan year.

In addition, the Employee shall be entitled to elect to defer up to 100% of any bonus Compensation that the Corporation may award during or for any Plan Year.

The maximum percentage of salary and bonus Compensation that can be deferred, as set forth in this paragraph, are hereinafter referred to collectively as the "Maximum Annual Deferred Sum". The amounts selected for deferral by the Employee pursuant to an Election of Deferral is referred to as the "Annual Deferral Sum". The amounts of salary and bonus Compensation actually deferred, taking into account discontinuance of deferral pursuant to a Notice of Discontinuance, are hereinafter collectively referred to as "Deferred Amounts". The Employee's Deferred Amounts shall be credited to the Employee's Retirement Account as of the dates such Deferred Amounts would, but for such deferral, be payable to the Employee.

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3.   DEFERRAL IN PARTIAL PLAN YEAR
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If the Effective Date of this Agreement is not the first day of a Plan Year, the
Employee shall be entitled to elect to defer a portion of the Maximum Annual Deferral Sum under paragraph 2 hereof.

4.  ADJUSTMENTS TO DEFERRED AMOUNTS
    -------------------------------

The Corporation hereby agrees that it will adjust Deferred Amounts and Corporate Contributions in the Employee's Retirement Account from and after the dates that the Deferred Amounts or Corporate Contributions are credited to the Retirement Account. Adjustments to Deferred Amounts and Corporate Matches shall accrue commencing on the date the Retirement Account first has a positive balance and shall continue up to the date Retirement Benefits, Disability Retirement Benefits, Death Benefits, or a Termination Benefit, whichever applies, deplete the Retirement Account Balance hereunder.

Adjustments shall be calculated at a rate computed as if the Deferred Amounts and Corporate Contributions had been invested in whole and fractional shares of various indices identified by the Corporation. For purposes of computing these Earnings Adjustments, Deferral Accounts and corporate Contributions in the Retirement Account shall be assumed to have been invested in shares of the Investment Indices on each date the transaction is credited to the Employee's Retirement Account, at the trading price of the Investment Indices on such date or the first business day thereafter. Earnings Adjustments shall be computed as if all dividends paid on the Investment indices were reinvested in whole or fractional shares on the date paid. The Employee shall have the right, at the beginning of each quarter, to designate different Indices on which Earnings Adjustments shall be calculated, provided, however, that satisfactory notice is given ten (10) days prior to the end of the quarter. Any designation of new Investment Indices will result in the "sale" of shares in the current Investment Indices and "purchase" of alternative Investment Indices on the first day of the quarter or the first business day thereafter.

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Earnings Adjustments will cause the value of the Retirement Account to increase or decrease in proportion to the change in value of the selected Investment Indices.

5.  ELECTION TO DEFER COMPENSATION
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The Employee may elect an Annual Deferral Sum hereunder by filing an Election of
Deferral. The initial Election of Deferral must be filed within twenty (20) days of the Effective Date of this Agreement. Such initial Election of Deferral, if any, shall be effective commencing with the first day of the first month after it is filed. Thereafter, an Election of Deferral must be filed at least twenty
(20) days prior to the beginning of the Plan year to which it pertains and shall be effective on the first day of the Plan Year following the filing thereof.

6.  IN-SERVICE WITHDRAWALS
    ----------------------

At the time the Employee makes an election to defer income in accordance with
Article 5 the Employee may also elect to receive a portion of the Deferred Amounts and Earnings Adjustments thereon after a period of five years. If an Employee makes such an election, then the amounts deferred under Article 5 with respect to such Plan Year, together with the Earnings Adjustment thereon, shall be paid in four substantially equal installments commencing as soon as administratively feasible in the first in the first calendar quarter of the year elected by the Employee.

7.  RETIREMENT BENEFIT
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The Corporation agrees that, from and after the retirement of the Employee from the service of the Corporation upon reaching his Early Retirement Date or Normal Retirement Date, the Corporation shall thereafter pay as a retirement benefit ("Retirement Benefit") to the Employee the Employee's entire Accrued Benefit, payable in substantially equal annual installments of up to fifteen (15) years, or in a lump sum, as elected by the Employee in the Employee's election of Deferral, commencing with the first day of the quarter following the Employee's retirement.

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8.  DISABILITY RETIREMENT
    ---------------------

In the event of an Employee's total and permanent disability while participating in the Plan, as determined by the Corporation, the employee will be treated as a terminated participant pursuant to section 10 below.

9.  DEATH BENEFIT
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In the event of the Employee's death while benefits are still owed under this plan, the Corporation shall pay the Accrued Benefit in the Employee's Retirement Account as of the date of death in one lump sum payout to the Employee's designated beneficiary, in accordance with the last such designation received by the Corporation from the Employee prior to death. If no such designation has been received by the Corporation from the Employee prior to death, said payments shall be made to the Employee's then living spouse; if the Employee is not survived by a spouse, then said payments shall be made to the then living children of the Employee, if any, in equal shares, and if none, any balance thereof in one lump sum; to the estate of the Employee. Such payments shall be made on the first day of the month following the Employee's death.

10.  TERMINATION BENEFIT
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In the event of the Employee's termination of employment with the Corporation before Early Retirement Date for any reason, the Corporation shall pay to the Employee, as compensation for services rendered prior to such termination, a single sum equal to the total Deferred Amounts, subject to earnings adjustments, plus the vested portion of the Corporate match, subject to earnings adjustments.

11.  CALL PROVISION
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In lieu of receiving a distribution of the Employee's Retirement Account at the time and in the manner otherwise specified in this agreement, an Employee may elect to receive the entire

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Retirement Account shall be reduced by 15% as a penalty for early distribution and the amount of his Retirement Account as of the last day of the month prior to the receipt by the Company of the Employee's election under this section, reduced by the 15% penalty amount, shall be paid to the Employee in a cash lump sum within 30 days after receipt by the Company of the Employee's election. An Employee who makes such an election shall no longer be eligible to participate in the Plan. All elections under this section shall be made in writing, shall be effective when delivered to the Company and shall be irrevocable once made.

12.  HARDSHIP BENEFIT
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In the event the Employee suffers a financial hardship (as hereinafter defined), the Corporation may, if it deems advisable in its sole and absolute discretion, distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit"), any portion of the Employee's Retirement Account up to, but not in excess of, the Termination Benefit to which the Employee would have been entitled as of the date the Hardship Benefit is distributed or utilized. Any Hardship Benefit shall be distributed or utilized at such times as the Corporation shall determine, and the Accrued Benefit in the Employee's
Retirement Account shall be reduced by the amount so distributed and/or utilized. Financial Hardship shall mean dire financial need of the Employee caused by temporary or permanent disability or incapacity, medical expenses, a material reduction in family income, or other determination, as the Corporation may deem appropriate.

13.  OFFSET FOR OBLIGATIONS TO CORPORATION
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If, at such time as the Employee becomes entitled to benefit payments hereunder, the Employee has any debt, obligation or other liability representing an amount owed to the Corporation or an Affiliate of the Corporation, and if such debt, obligation, or other liability is due and owing at the time benefit payments are payable hereunder, the Corporation may offset the amount owed it or an Affiliate against the amount of benefits otherwise distributable hereunder.

14.  BENEFICIARY DESIGNATION
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The Employee shall have the right, at any time, to submit in substantially the form attached hereto as Exhibit A, a written designation of primary and secondary beneficiaries to whom payment under this Agreement shall be made in the event of the Employee's death prior to complete distribution of the benefits due and payable under the Agreement. Each beneficiary designation shall become effective only when receipt thereof as acknowledged in writing by the Corporation.

15.  NO TRUST CREATED
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Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Corporation and the Employee, the designated beneficiary, other beneficiaries of the Employee or any other person.

16.   BENEFITS PAYABLE ONLY FROM GENERAL CORPORATE ASSETS;
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UNSECURED GENERAL CREDITOR STATUS OF EMPLOYEE
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     a.    The payments to the Employee or the designated beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Corporation; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Corporation's obligation hereunder shall be an unfunded an unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

     b. In the event that, in its discretion, the Corporation purchases an insurance policy or policies insuring the life of the Employee (or any other property), to allow the Corporation to recover the cost of providing benefits, in whole or in part, hereunder, neither the Employee, his or her designated beneficiary nor any other beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Corporation shall be the sole owner and beneficiary of any

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such insurance policy and shall possess and any exercise all incidents of ownership therein. No such policy, policies or other property shall be held in any trust for the Employee or any other person nor as collateral security for any obligation of the Corporation hereunder.

17.    NO CONTRACT OF EMPLOYMENT
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Nothing contained herein shall be construed to be a contract of employment for any term of years, nor as conferring upon the Employee the right to continue to be employed by the Corporation in his or her present capacity, or in any capacity. It is expressly understood by the parties hereto that this Agreement relates to the payment of deferred compensation for the Employee's services, payable after termination of his or her employment with the Corporation, and is not intended to be an employment contract.

18.  BENEFITS NOT TRANSFERABLE
     -------------------------

Neither the Employee, designated beneficiary nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of any such beneficiary, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Employee, designated beneficiary, or any other beneficiary hereunder.

19.  DETERMINATION OF BENEFITS
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     a.  Claim.
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Any person who believes that he/she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the President of the Corporation at its then principal place of business.

     b.  Claim Decision.
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Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

     (a)  The specific reason or reasons for such denial;
     (b) The specific reference to pertinent provisions of this Agreement on which such denial is based;
     (c) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary;
     (d) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and
     (e) The time limits for requesting a review under the subsection (C) and for review under subsection (d) hereof.

     c.  Request for Review.
         -------------------

Within sixty (60) days after the receipt by the Claimant of the written opinions described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he or she shall be barred an estopped from challenging the Corporation's determination.

     d.  Review of Decision.
         -------------------

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Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all material presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

20.  AMENDMENT
     ---------

The Company may amend this plan at any time and from time to time, but no amendment shall reduce any benefit that has accrued on the effective date of the amendment subject to Earnings Adjustments as otherwise set forth herein.

21.  INUREMENT
     ---------

This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, successors, heirs, executors, administrators and beneficiaries.

22.  NOTICE
     ------

Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

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23.  GOVERNING LAW
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This Agreement and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of California.


Dated: ___________________

ATTEST:              Vitria Technology, Inc.

By: ______________________                         By: _________________________

                                                   Title: ______________________

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